Enterprise Financial Services Corp 2018 Second Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Financial Scorecard Q2 2018 Compared to Q2 2017 Continued Growth in Core EPS* 54% • Drive Net Interest Income Growth in 9% Dollars with Favorable Loan Growth Trends • Defend Core Net Interest Margin* 1 bps • Maintain High Quality Credit Profile 1 bps NPLs/Loans • Achieve Further Improvement in 2% Operating Leverage Enhance Deposit Levels to Support 8% Growth * A Non GAAP Measure, Refer to Appendix for Reconciliation 3

2018 Focus • Achieve Organic Loan and Deposit Growth • Maintain Focus on Long-Term Strategic Development • Improve Overall Sales Culture Through a Refreshed Sales Process and External Message 4

Portfolio Loan Trends 10% Total Loan Growth In Millions $4,252 $4,162 $4,067 $3,997 $3,859 Q2' 17 Q3 '17 Q4' 17 Q1' 18 Q2' 18 5

Commercial & Industrial Loan Trends 13% C&I Growth $2,038 $1,982 In Millions $1,919 $1,862 $1,796 Q2'17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 6

Portfolio Loan Details QTR LTM Q2 ’18 Q1 ’18 Change Q2 ‘17 Change In Millions C&I - General $ 990 $ 946 $ 44 $ 905 $ 85 CRE, Investor Owned - General 837 837 — 747 90 CRE, Owner Occupied - General 493 471 22 449 44 Enterprise Value Lending1 443 439 4 434 9 Life Insurance Premium Financing1 359 365 (6) 318 41 Residential Real Estate - General 319 329 (10) 348 (29) Construction and Land Development ) - General 286 294 (8 284 2 Tax Credits1 260 244 16 150 110 Agriculture1 128 119 9 83 45 Consumer & Other - General 137 118 19 141 (4) Portfolio Loans $ 4,252 $ 4,162 $ 90 $ 3,859 $ 393 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Consumer and other loans. 7

Portfolio Loans By Business Unit In Millions Specialized Lending St. Louis $2,335 $877 $875 $2,198 $2,298 $803 Q2 '17 Q1 '18 Q2 '18 Q2 '17 Q1 '18 Q2 '18 Kansas City Arizona $305 $325 $682 $717 $607 $251 Q2 '17 Q1 '18 Q2 '18 Q2 '17 Q1 '18 Q2 '18 8

Deposit Trend In Millions 27.0% 26.0% 25.8% 25.7% 24.7% $4,281 $4,248 $4,156 $4,059 $3,921 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Deposits DDA % u Last Twelve Months Growth Rate = 8% 9

Earnings Per Share - Q2 2018 Reported vs. Core EPS* $(0.08) $(0.01) $0.95 $0.86 EPS Non-Core Other Core EPS Acquired Assets * A Non GAAP Measure, Refer to Appendix for Reconciliation 10

Earnings Per Share Trend - Q2 2018 Changes in Core EPS* $0.02 $0.05 $(0.02) $(0.03) $0.84 $0.86 Q1 '18 Net Interest Portfolio Loan Noninterest Income Tax Q2 '18 Income Loss Provision Income Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 11

Core Net Interest Income Trend* In Millions 3.76% 3.75% 3.73% 3.74% 3.75% $46.8 $45.4 $44.1 $44.9 $43.0 9% Core NII Growth Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Core Net Interest Income FTE Core Net Interest Margin Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 12

Credit Trends for Portfolio Loans (1) Net Charge-offs Portfolio Loan Growth 64 bps $138 In Millions $95 $90 33 bps $70 6 bps 8 bps (2) bps $7 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 In Millions Provision for Portfolio Loans Q2 2018 EFSC Peer(2) NPA’s/Assets = 0.28% 0.55% $3.6 $3.2 NPL’s/Loans = 0.35% 0.64% $2.4 ALLL/NPL’s = 283.8% 141.9% $2.4 $1.9 ALLL/Loans = 1.00% 0.98% Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 (1) Portfolio loans only, excludes non-core acquired loans; (2) Peer median data as of 3/31/2018 (source: S&P Global Market Intelligence) 13

Core Fee Income* In Millions Core Fee Income Other Core Fee Income Detail $11.1 $1.5 $2.3 $9.0 $0.2 $2.1 $8.4 $8.5 $1.9 $0.2 $0.1 $7.9 $2.2 $1.8 $0.2 $1.5 $1.7 $1.7 $0.1 $1.5 $0.2 $0.1 $1.4 $0.1 $0.1 $0.6 $0.2 $0.3 $0.1 $0.2 $0.2 $0.1 $2.3 $2.1 $1.7 $1.9 $1.8 $0.4 $2.9 $2.8 $2.8 $2.9 $3.0 $1.5 $1.5 $1.5 $1.3 $1.0 $2.0 $2.1 $2.2 $2.1 $2.1 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Wealth Management Deposit Services Charge Miscellaneous Swap Fees CDE Other State Tax Credits Mortgage Card Services Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 14

Operating Expenses Trend* In Millions 54.5% 54.0% 51.6% 52.4% 50.2% $29.1 $29.2 $27.8 $28.1 $27.1 $15.3 $16.5 $16.6 $15.8 $15.1 $2.4 $2.3 $2.4 $2.4 $2.3 $9.7 $9.6 $10.4 $10.2 $10.3 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 15

Positive Momentum in Core Earnings Per Share* $0.86 $0.84 $0.77 Four-Year CAGR 29% $0.66 $0.59 $0.59 $0.56 $0.49 $0.49 $0.49 $0.47 $0.44 $0.37 $0.38 $0.35 $0.33 $0.31 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 177% Core EPS Growth from Q2 2014 to Q2 2018 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 16

Second Quarter 2018 Earnings Webcast Appendix

Earnings Per Share - Q2 2018 Year to Date Reported vs. Core EPS* $(0.14) $(0.01) $1.85 $1.70 EPS Non-Core Other Core EPS Acquired Assets * A Non GAAP Measure, Refer to Appendix for Reconciliation 18

Earnings Per Share Trend - Q2 2018 Year to Date Changes in Core EPS* $0.25 $0.08 $0.03 $(0.17) $0.36 $1.70 $1.15 Q2 '17 Net Interest Portfolio Loan Noninterest Noninterest Income Tax Q2 '18 Income Loss Provision Income Expense Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 19

Effective Tax Rate Reconciliation YTD 2018 2017 Q4 2017 Federal Tax Rate 21.00% 35.00% 35.00% State Tax, Net of Federal Benefit 2.63% 1.94% 1.94% Excess Tax Benefits (2.84)% (2.47)% (1.25)% Tax Credit Investments (3.71)% (1.89)% (3.62)% Other Tax Adjustments (0.37)% (2.28)% (3.90)% Pre-DTA Effective Tax Rate 16.71% 30.30% 28.17% Deferred Tax Asset Revaluation —% 14.00% 44.30% Ending Effective Tax Rate 16.71% 44.30% 72.47% 20

Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation due to U.S. corporate income tax reform, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 21

Reconciliation of Non-GAAP Financial Measures For the Quarter ended For the Six Months ended Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Jun 30, Jun 30, ($ in thousands, except per share data) 2018 2018 2017 2017 2017 2018 2017 CORE PERFORMANCE MEASURES Net interest income $ 47,048 $ 46,171 $ 47,404 $ 45,625 $ 45,633 $ 93,219 $ 84,275 Less: Incremental accretion income 291 766 2,503 1,556 2,584 1,057 3,659 Core net interest income 46,757 45,405 44,901 44,069 43,049 92,162 80,616 Total noninterest income 9,693 9,542 11,112 8,372 7,934 19,235 14,910 Less: Other income from non-core acquired assets 18 1,013 (6) — — 1,031 — Less: Gain on sale of investment securities — 9 — 22 — 9 — Less: Other non-core income 649 — — — — 649 — Core noninterest income 9,026 8,520 11,118 8,350 7,934 17,546 14,910 Total core revenue 55,783 53,925 56,019 52,419 50,983 109,708 95,526 Provision for portfolio loan losses 2,385 1,871 3,186 2,422 3,623 4,256 5,156 Total noninterest expense 29,219 29,143 28,260 27,404 32,651 58,362 59,387 Less: Other expenses related to non-core acquired loans (229) 14 114 19 (16) (215) 107 Less: Facilities disposal 239 — — — 389 239 389 Less: Merger related expenses — — — 315 4,480 — 6,147 Core noninterest expense 29,209 29,129 28,146 27,070 27,798 58,338 52,744 Core income before income tax expense 24,189 22,925 24,687 22,927 19,562 47,114 37,626 Total income tax expense 4,881 3,778 19,820 7,856 5,545 8,659 10,651 Less: income tax expense from deferred tax asset revaluation1 — — 12,117 — — — — Less: Other non-core income tax expense2 736 438 1,011 465 (784) 1,174 (594) Core income tax expense 4,145 3,340 6,692 7,391 6,329 7,485 11,245 Core net income $ 20,044 $ 19,585 $ 17,995 $ 15,536 $ 13,233 $ 39,629 $ 26,381 Core diluted earnings per share $ 0.86 $ 0.84 $ 0.77 $ 0.66 $ 0.56 $ 1.70 $ 1.15 Core return on average assets 1.48% 1.49% 1.37% 1.21% 1.06% 1.49% 1.11% Core return on average common equity 14.14% 14.34% 12.84% 11.13% 9.72% 14.24% 10.44% Core return on average tangible common equity 18.22% 18.64% 16.71% 14.50% 12.72% 18.43% 13.22% Core efficiency ratio 52.36% 54.02% 50.24% 51.64% 54.52% 53.18% 55.21% 1 Deferred tax asset revaluation associated with U.S. corporate income tax reform. 2 Other non-core income tax expense calculated at 24.7% of non-core pretax income for 2018. For 2017, the calculation is 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs. 22

Second Quarter 2018 Earnings Webcast Q & A